Exhibit 99.1

N E W S R E L E A S E

Centene Corporation Announces Offering of Senior Notes

ST. LOUIS (June 24, 2021) — Centene Corporation (NYSE: CNC) (“Centene” or the “Company”) announced today that it has commenced an underwritten public offering to sell $1,800,000,000 of senior notes due 2028 (the “Notes”), subject to market and other conditions.

Centene intends to use the net proceeds from the offering of the Notes to finance a portion of the cash consideration payable in connection with Centene’s previously announced acquisition of Magellan Health Inc. (“Magellan Health” and such proposed acquisition, the “Magellan Acquisition”) and to pay related fees and expenses. The closing of the offering is not conditioned on the closing of the Magellan Acquisition. If the Magellan Acquisition is not completed, Centene expects to use the net proceeds of the offering for debt repayment and general corporate purposes.

J.P. Morgan, Barclays, BofA Securities, Truist Securities and Wells Fargo Securities are acting as joint book-running managers for the offering of the Notes.

This offering is being made pursuant to an effective shelf registration statement and prospectus and a related preliminary prospectus supplement filed by the Company with the Securities and Exchange Commission (the “SEC”). Before you invest, you should read the prospectus and the related preliminary prospectus supplement, the registration statement and other documents that Centene has filed with the SEC for more complete information about Centene and this offering.

Copies of the prospectus supplement and related prospectuses for this offering can be obtained from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by calling +1 (866) 803-9204; from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by email at Barclaysprospectus@broadridge.com, or by calling (888) 603-5847; from BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attn: Prospectus Department or by email at dg.prospectus_requests@bofa.com; from Truist Securities by email at joshua.t.jones@truist.com; and from Wells Fargo Securities, LLC, 550 S. Tryon Street, 5th Floor, Charlotte, North Carolina 28202, Attention: Leveraged Syndicate.

This press release is neither an offer to purchase nor a solicitation of an offer to buy any securities, including the Notes. There shall not be any sale of the securities described herein in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Centene Corporation

Centene Corporation, a Fortune 25 company, is a leading multi-national healthcare enterprise that is committed to helping people live healthier lives. The Company takes a local approach – with local brands and local teams – to provide fully integrated, high-quality, and cost-effective services to government-sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to nearly 1 in 15 individuals across the nation, including Medicaid and Medicare members (including Medicare Prescription Drug Plans) as well as individuals and families served by the Health Insurance Marketplace, the TRICARE program, and individuals in correctional facilities. The Company also serves several international markets, and contracts with other healthcare and commercial organizations to provide a variety of specialty services focused on treating the whole person. Centene focuses on long-term growth and the development of its people, systems and capabilities so that it can better serve its members, providers, local communities, and government partners.

Cautionary Statements on Forward-Looking Statements of Centene Corporation

All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). Centene Corporation and its subsidiaries (the “Company”, “our”, or “we”) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about Centene’s settlements with Ohio and Mississippi to resolve claims made by the states with regard to practices at Envolve, our pharmacy benefits manager subsidiary, and other possible future claims and settlements related to the practices at Envolve and our ability to settle claims with other states within the reserve estimate we have recorded and on other acceptable terms, or at all, intended use of proceeds from this offering, including in connection with the Magellan Acquisition, future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of the Magellan Acquisition, Centene’s completed acquisition of WellCare Health Plans, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“WellCare,” and such acquisition, the “WellCare Acquisition”), other recent and future acquisitions, investments and the adequacy of Centene’s available cash resources.

These forward-looking statements reflect Centene’s current views with respect to future events and are based on numerous assumptions and assessments made by Centene in light of Centene’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors Centene believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause Centene’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. All forward-looking statements included in this communication are based on information available to Centene on the date of this communication. Except as may be otherwise required by law, Centene undertakes no obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this communication. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including but not limited to: the impact of the novel strain of coronavirus (“COVID-19”) on global markets, economic conditions, the healthcare industry and Centene’s results of operations and the response by governments and other third parties; the risk that regulatory or other approvals required for the Magellan Acquisition may be delayed or not obtained or are subject to unanticipated conditions that could require the exertion of management’s time and our resources or otherwise have an adverse effect on Centene; the possibility that certain conditions to the consummation of the Magellan Acquisition will not be satisfied or completed on a timely basis and accordingly the Magellan Acquisition may not be consummated on a timely basis or at all; uncertainty as to the expected financial performance of the combined company following completion of the Magellan Acquisition; the possibility that the expected synergies and value creation from the Magellan Acquisition or the WellCare Acquisition (or other acquired businesses) will not be realized, or will not be realized within the respective expected time periods; the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Magellan Acquisition or that the integration of Magellan Health will be more difficult or time consuming than expected; the risk that potential litigation in connection with the Magellan Acquisition may affect the timing or occurrence of the Magellan Acquisition or result in significant costs of defense, indemnification and liability; a downgrade of the credit rating of our indebtedness, which could give rise to an obligation to redeem existing indebtedness; the inability to retain key personnel; disruption from the announcement, pendency, completion and/or integration of the Magellan Acquisition or from the integration of the WellCare Acquisition, or similar risks from other acquisitions we may announce or complete from time to time, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; Centene’s ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the impact of COVID-19; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies, and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act (“ACA”) and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the ACA and any regulations enacted thereunder that may result from changing political conditions, the new administration or judicial actions, including the ultimate outcome in “Texas v. United States of America” regarding the constitutionality of the ACA; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting Centene’s government businesses; Centene’s ability to adequately price products; tax matters; disasters or major epidemics; changes in expected contract start dates; provider, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the expiration, suspension, or termination of Centene’s contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); the difficulty of predicting the timing or outcome of pending or future legal and regulatory proceedings or matters, including the ongoing regulatory review of claims against our PBM business or whether additional claims, reviews or investigations relating to our PBM business will be brought by other states, the federal government or shareholder litigants, or government investigations; challenges to Centene’s contract awards; cyber-attacks or other privacy or data security incidents; the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions, including the Magellan Acquisition; disruption caused by significant completed and pending acquisitions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions; changes in expected closing dates, estimated purchase price and accretion for acquisitions; the risk that acquired businesses will not be integrated successfully; restrictions and limitations in connection with Centene’s indebtedness; Centene’s ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (“CMS”) star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; availability of debt and equity financing, on terms that are favorable to us; inflation; foreign currency fluctuations; and risks and uncertainties discussed in the reports that Centene has filed with the SEC. This list of important factors is not intended to be exhaustive. Centene discusses certain of these matters more fully, as well as certain other factors that may affect Centene’s business operations, financial condition and results of operations, in Centene’s prospectus supplement for the offering described herein and filings with the SEC, including Centene’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, Centene cannot give assurances with respect to Centene’s future performance, including without limitation Centene’s ability to maintain adequate premium levels or Centene’s ability to control its future medical and selling, general and administrative costs.

Media, Marcela Manjarrez Hawn, (314) 445-0790, mediainquiries@centene.com
Investors, Jennifer Lynch Gilligan, (212) 549-1306, investors@centene.com